SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549-1004


                            FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of the Securities
                           Act of 1934

                 Date of Report: August 24, 2000

                    Global Online India, Inc.
                   f/k/a ENG Enterprises, Inc.
     (Exact name of registrant as specified in its charter)

                            Delaware
 (State or other jurisdiction of incorporation of organization)

                            000-11225
                    (Commission File Number)

                            840899587
              (IRS Employer Identification Number)

           50 North Third Street, Fairfield, IA 52556
                 (Business address and zip code)

                         (515) 472-1500
      (Registrant's telephone number, including area code)

   5882 South 900 East, Suite 202, Salt Lake City, Utah 84121
                        (Former Address)

Item 5. Other Events

In order to better reflect its business, on August 17, 2000 the Registrant officially changed its name in the state of Delaware from ENG Enterprises, Inc. to Global Online India, Inc. The Registrant's current business is to provide Internet-related ISP, ASP and e-commerce services in India and to Indian expatriates around the world.

On August 18, 2000, the Registrant changed its CUSIP number from
268741303 to 37940N104.

Effective August 22, 2000, the Registrant's symbol on the OTC BB changed from ENEI to GOLX.

These changes to the Registrant's name, CUSIP number and trading symbol have been effectuated as contemplated by the Agreement and Plan of Reorganization (the "Agreement"), signed by and between the Registrant and GOL India.com, Inc. on June 12, 2000.

The Registrant filed with the Securities and Exchange Commission a Form SC 14F1/A on June 26, 2000, a report of change in majority of directors; a Form 8-K on July 17, 2000, a notice of the acquisition of GOL India.com, Inc. and other events related to the Agreement; a Preliminary 14(c) Information Statement on July 18, 2000 and a Definitive 14(c) Information Statement on July 28, 2000, notifying of the proposed name change described above; and a Form 8-K/A on August 10, 2000, a notice of change in the Registrant's certifying accountants and financial statements, pro forma financial information and exhibits. These filings are fully incorporated by reference into this 8-K filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by its undersigned duly authorized officer.

August 24, 2000

                                   Global Online India, Inc.
                                   (Registrant)

                                   By:  Lee Fergusson, President
                                         Fairfield, Iowa